UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 23, 2020

TIPTREE INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-33549	38-3754322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

299 Park Avenue, 13th Floor New York, New York	10171
(Address of Principal Executive Offices)	(Zip Code)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TIPT	Nasdaq Capital Market

Registrant’s telephone number, including area code: (212) 446-1400

Former Address: 780 Third Avenue, 21st Floor, New York, New York, 10017

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 23, 2020, the board of directors (the “Board”) of Tiptree Inc. (“Tiptree”) appointed Dominique Mielle as a Class II director and as a member of both the Audit Committee and the Compensation, Nominating and Governance Committee, effective immediately. Pursuant to Tiptree’s Bylaws, as amended, the Board increased the number of authorized directors by one director such that the Board now consists of seven directors, of which five are independent. The Board has determined that Ms. Mielle satisfies the definition of “independent director” and “audit committee financial expert” under the Nasdaq listing standards.

There is no arrangement or understanding between Ms. Mielle and any other persons pursuant to which she was selected as a director. Ms. Mielle has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Ms. Mielle will receive compensation in the same manner as Tiptree’s other independent directors. A description of the compensation payable to Tiptree’s independent directors is included in Tiptree’s Definitive Proxy Statement filed, pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, with the U.S. Securities and Exchange Commission on April 22, 2019.

Tiptree is a party to an indemnification agreement with Ms. Mielle (the “Indemnification Agreement”). The Indemnification Agreement requires Tiptree to indemnify its executive officers and directors to the fullest extent permitted by law and to advance all related expenses, subject to reimbursement if it is subsequently determined that indemnification is not permitted. Although the Indemnification Agreement offers substantially the same scope of coverage afforded by Tiptree’s charter and bylaws and by Maryland law, the agreement provides greater assurance to directors and executive officers that indemnification will be available because, as a contract, the agreement cannot be modified unilaterally in the future by the Board or the stockholders to eliminate the rights it provides. This summary of the Indemnification Agreement is not complete and is qualified in its entirety by Tiptree’s Form of Indemnification Agreement, previously filed as Exhibit 10.9 to Tiptree’s Registration Statement on Form S-11, as amended (File No. 333-141634), filed on June 7, 2007 and herein incorporated by reference.

Item 7.01	Regulation FD Disclosure.

Tiptree is furnishing herewith as Exhibit 99.1 a press release, dated January 23, 2020, announcing the appointment of Ms. Mielle to Tiptree’s Board.

The information in Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) List of Exhibits:

99.1	Tiptree Inc. press release, dated January 23, 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIPTREE INC.

Date:	January 23, 2020	By:	/s/ Jonathan Ilany
Name: Jonathan Ilany
Title: Chief Executive Officer